THIRD AMENDED AND RESTATED
                              MASTER REVOLVING NOTE
                           Variable Rate-Maturity Date

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OBLIGOR #     NOTE #           NOTE DATE 1/24/95          TAX IDENTIFICATION NO.
                               Amended and Restated
                               Note Date 1/28/97
                               Second Amended and Restated
                               Note Date 4/9/97
                               Third Amended and Restated
                               Note Date 8/24/98
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AMOUNT                         MATURITY DATE May 1, 1999
$6,500,000    Cleveland, OH
================================================================================


On the Maturity Date, as stated above, for value received, the undersigned promise(s) to pay to the order of Comerica Bank ("Bank"), at any office of the Bank in the State of Michigan, Six Million Five Hundred Thousand Dollars (U.S.) ($6,500,000) (or that portion of it advanced by the Bank and not repaid as later provided) with interest until maturity, whether by acceleration or otherwise, at a per annum rate equal to the Bank's prime rate from time to time in effect, plus .75% until the later of the date hereof or September 1, 1998 at which time the rate shall be reduced to the Bank's prime rate from time to time in effect, and after an Event of Default (as hereafter defined) at a rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in no event in excess of the maximum rate permitted by law). The Bank's "prime rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank's prime rate changes. Interest shall be calculated for the actual number of days the principal is outstanding on the basis of a 360-day year. Accrued interest on this Note shall be payable on the 1st day of each month commencing March 1, 1995, until the Maturity Date when all amounts outstanding under this Note shall be due and payable in full. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to 5% of each late payment may be charged on any payment not received by the Bank within 10 calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

The principal amount payable under this Note shall be the sum of all advances made by the Bank to or at the request of the undersigned, less principal payments actually received in cash by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error. No interest shall accrue under this Note until the date of the first advance made by the Bank; after that interest on all advances shall accrue and be computed on the principal balance outstanding from time to time under this Note until the same is paid in full.

In consideration of the revolving credit facility being established pursuant hereto, the undersigned shall pay to the Bank a fee (the "Revolving Credit Fee") calculated at the rate of one-quarter percent (1/4%) per annum (based on a year having 360 days and calculated for the actual number of days elapsed during the computation period) on the difference between (i) Six Million Five Hundred Thousand Dollars ($6,500,000) and (ii) the average daily unpaid balance of the Indebtedness (as defined below) each calendar month (or portion thereof) during the term of this Note. The Revolving Credit Fee shall be due on the first day of each month commencing March 1, 1995 (for the immediately preceding month).

The undersigned may terminate this Note prior to the maturity date set forth above upon not less than 60 days prior written notice to the Bank, provided that the undersigned shall pay and perform all obligations to be performed at, on or prior to such date of termination and provided further the undersigned shall pay to the Bank no later than such date a termination fee equal to the greater of
(i) Sixteen Thousand Two Hundred Fifty Dollars ($16,250.00) or (ii) one quarter of one percent (.25%) of the maximum principal amount which may be borrowed under this Note, as the same may be amended, if terminated prior to the Maturity Date of this Note.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively "Indebtedness") are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every guaranty, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any of the undersigned or by any guarantor (as defined below) to or for (or all) the benefit of the Bank (collectively "Collateral").

If the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (a) fail(s) to pay any of the Indebtedness within 5 days when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (b) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any such guarantor and the Bank; or (c) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation) is the subject of a dissolution, merger or consolidation; or (d) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (e) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or
(f) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness, and such failure gives rise to an immediate right of acceleration of such indebtedness; or (g) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), and subject to the terms of the Letter Agreement among the parties of even date herewith, may declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accomodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigneds' respective successors and permitted assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3-606 of the Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness.

The undersigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE WAS EXECUTED IN CUYAHOGA COUNTY AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO. NOTWITHSTANDING THE FOREGOING, THE PARTIES ACKNOWLEDGE THAT THE INDEBTEDNESS EVIDENCED HEREBY WAS APPROVED AND MADE AND THE PROCEEDS OF THE LOAN EVIDENCED HEREBY WERE DISBURSED IN THE STATE OF MICHIGAN.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

The undersigned hereby submits to personal jurisdiction in the State of Ohio; waives any and all personal rights under the laws of any state or country to object to personal jurisdiction within the State of Ohio for the purposes of litigation to enforce this Note or any other related loan document; and consents to be sued in all courts of general jurisdiction in Cuyahoga County in the State of Ohio. The undersigned waives any claim that Cuyahoga County, Ohio is an inconvenient forum or an improper forum based on lack of venue. Nothing contained in this Note, however, shall prevent Bank from bringing any action or exercising any rights under this Note within any other state or country having jurisdiction over the subject matter hereof The Bank's initiating such proceeding or taking such action in any other state or country shall in no event constitute a waiver of the agreement contained in this Note that the laws of the State of Ohio shall govern the rights and obligations of the undersigned and the Bank under this Note or a waiver of the submission made in this Note by the undersigned to personal jurisdiction within the State of Ohio. The undersigned agrees that service of process may be made, and personal jurisdiction over the undersigned obtained, by serving a copy of the Summons and Complaint upon the undersigned at its address set forth in this Note (or at the last address of the undersigned which is known to the Bank) in accordance with the applicable laws of the State of Ohio.

The undersigned hereby authorizes any attorney-at-law to appear in any court of record in the United States, at any time after the above obligation becomes due, either at its stated maturity or by acceleration, and does hereby waive the issuing and service of process, and confess a judgment against the undersigned in favor of the Bank for the amount then appearing due, together with interest and costs of suit and thereupon to release all errors and waive all right of appear and stay of execution. No judgment against the undersigned shall be a bar to subsequent judgment(s) against the undersigned. The foregoing warrant of attorney shall survive any judgment, it being understood that should any judgment be vacated for any reason, the foregoing warrant of attorney may nevertheless be used to obtain additional judgments.

The undersigned has executed and delivered this Note on the day and year first above written.

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


CONTINENTAL MANAGED                           CONTINENTAL MANAGED
PHARMACY SERVICES, INC.                       PHARMACY SERVICES, INC.
1400 E. Schaaf Road
Brooklyn Heights, Ohio 44131
                                              By:  /s/ Carl L. Jesina
                                                  -----------------------------

                                              Its: Vice President
                                                  -----------------------------


CONTINENTAL PHARMACY, INC.                    CONTINENTAL PHARMACY, INC.
1400 E. Schaaf Road
Brooklyn Heights, Ohio 44131
                                              By:  /s/ Carl L. Jesina
                                                  -----------------------------

                                              Its: President
                                                  -----------------------------

PREFERRED RX, INC.                            PREFERRED RX, INC.
1400 E. Schaaf Road
Brooklyn Heights, Ohio 44131
                                              By:  /s/ Carl L. Jesina
                                                  -----------------------------

                                              Its: Vice President
                                                  -----------------------------


AUTOMATED SCRIPTS, INC.                       AUTOMATED SCRIPTS, INC.
1400 E. Schaaf Road
Brooklyn Heights, Ohio 44131
                                              By:  /s/ Carl L. Jesina
                                                  -----------------------------

                                              Its: Vice President
                                                  -----------------------------


VALLEY PHYSICIANS                             VALLEY PHYSICIANS
SERVICES, INC.                                SERVICES, INC.
1400 E. Schaaf Road
Brooklyn Heights, Ohio 44131
                                              By:  /s/ Carl L. Jesina
                                                  -----------------------------

                                              Its: Vice President
                                                  -----------------------------